Exhibit 99.1

                                       CONSENT

                  To:  D. F. King & Co., Inc., as Information Agent




                                   77 Water Street
                                     20th Floor
                              New York, New York 10005
                                   (212) 269-5550

                                         or
                            Call Toll Free 1-800-669-5550
                                 Fax (212) 809-8839

     Consents should not be delivered to any person other than the above named Information Agent. Registered holders should not tender or deliver notes at this time.

           This Solicitation is made by Baroid Corporation ("Baroid"). The Solicitation is made only to Holders of the 8% Senior Notes, due 2003 (the "Notes") of Baroid as described in the accompanying Consent Solicitation Statement/Prospectus dated ______________, 1994 (the "Solicitation Statement"). The term "Holder" as used herein shall mean (i) any person in whose name Notes are registered, on _________________, 1994 (the "Record Date"), in the register maintained by Texas Commerce Bank National Association, as Trustee and Registrar under the Indenture (the "Trustee"),
     (ii) a beneficial owner who has arranged for the registered Holder to execute a Consent and deliver it either to the Information Agent by such beneficial owner's behalf or to such beneficial owner for forwarding to the Information Agent on such beneficial owner or (iii) a beneficial owner of Notes who has obtained a duly executed proxy substantially in the form set forth in this Consent which authorizes such person (or any person claiming authority by or through such other person) to execute and deliver a Consent with respect to the Notes on behalf of such registered Holder. Capitalized terms used but not defined herein have the meanings given to them in the Solicitation Statement. The terms of the Solicitation set forth in the Solicitation Statement under "The Solicitation," as well as the instructions on the reverse of this Consent are hereby incorporated herein by reference and form part of the terms and conditions of this Consent.


           BENEFICIAL OWNERS OF NOTES WHO ARE NOT REGISTERED HOLDERS AND WHO WANT TO CONSENT TO THE AMENDMENT MUST:

           (1) INSTRUCT THE REGISTERED HOLDER OF THEIR NOTES TO EXECUTE A CONSENT AND DELIVER THAT CONSENT TO THE INFORMATION AGENT AS INDICATED, OR

           (2) OBTAIN AN EXECUTED PROXY FROM THE REGISTERED HOLDER AND DELIVER THAT PROXY TOGETHER WITH THE EXECUTED CONSENT TO THE INFORMATION AGENT

           THE DEPOSITORY TRUST COMPANY ("DTC"), AS REGISTERED HOLDER, HAS GRANTED AUTHORITY TO DTC PARTICIPANTS HOLDING NOTES OF BAROID TO EXECUTE THE CONSENT AS IF THEY WERE A REGISTERED OWNER. SEE INSTRUCTION 3 ON THE REVERSE OF THIS CONSENT.

           By execution hereof, the undersigned acknowledges receipt of the Solicitation Statement. The undersigned hereby takes the action with respect to the Proposed Amendment described below and in the Solicitation Statement. The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by Baroid to be necessary or desirable to perfect the undersigned's Consent or evidence such power and authority.

           Please indicate by marking the appropriate box below whether you wish to vote FOR the Proposed Amendment or AGAINST the Proposed Amendment. If none of the boxes is marked, but this Consent is otherwise properly completed and signed, you will be deemed to have voted "FOR" the Proposed Amendment. Please sign your name and date below to evidence your vote on the Proposed Amendment and to evidence the appointment of the Information Agent as your agent and attorney-in-fact in connection with this Consent. The undersigned acknowledges that it must comply with the other provisions of this Consent, and complete the other information required herein, to validly consent to the Proposed Amendment.


     The Proposed Amendment would, as described more fully in the Solicitation
     Statement:

           (1) delete Sections 3.08, 3.09, 3.10, 3.11 and 3.11 from the
           Indenture;


           (2) amend provisions contained in Sections 3.07, 3.15, 4.01, 402,
           5.01 and 5.02; and


           (3) add a new Section 3.08 and a new Article 10 under which Dresser Industries, Inc. would guarantee the principal of and interest on the Notes.

                             FOR         AGAINST
                             ____         ____

           The undersigned hereby irrevocably constitutes and appoints the Information Agent its agent and attorney-in-fact (with full knowledge that the Information Agent also acts as the agent of Baroid) with respect to the Consent given hereby with full power of substitution to deliver this Consent to Baroid or the Trustee. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Effective Time and coupled with an interest.

           The undersigned understands that Consents delivered pursuant to any of the procedures described under "Consent Procedures" in the Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and Baroid upon the terms and subject to the conditions of the Solicitation.

           All authority conferred or agreed to be conferred by this Consent shall survive the death, incapacity, dissolution or liquidation of the undersigned and every obligation of the undersigned under this Consent shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

           Unless otherwise specified in the table below, this Consent relates to the total principal amount of Notes held of record by the undersigned. The undersigned has listed on the table below the serial numbers and principal amount of Notes for which this Consent is given. If the space provided below is inadequate, list all such information on a separate signed schedule and affix the schedule to this Consent.



                         PLEASE COMPLETE THE FOLLOWING TABLE



                                                                    Principal
                                                                   Amount With
                                                                   Respect to
                                                                      Which
                                                                    Consents
                                                                    Are Given
                                                                    (complete
                                                                      only
            Name(s) and                                            if Consents
          Address(es) of             Serial                         Relate to
       Registered Holder(s),       Number(s)*                         Less
          or Name and DTC          if held in      Aggregate       than Entire
        Participant Number         certifica-      Principal        Aggregate
        (if party holds as         ted form)       Amount of        Principal
         DTC Participant)                          Note(s)**        Amount)**




     __________________          ___________     $_________      $___________
                                  __________
     __________________                          __________      ____________
                                  __________
     __________________                          __________      ____________
                                  __________
     __________________                          __________      ____________
                                  __________
     __________________                          __________      ____________
     Total Principal Amount       __________
     Consenting                                  $_________      $___________

     __________________
         * Need not be completed by Holders whose Notes are held of record by depositories.
        ** Unless otherwise indicated in the column labeled "Principal Amount
           With Respect to Which Consents Are Given," the registered Holder will be deemed to have consented in respect of the entire aggregate principal amount represented by the Notes indicated in the column labeled "Aggregate Principal Amount of Note(s)."



           THE UNDERSIGNED AUTHORIZES THE INFORMATION AGENT TO DELIVER THIS CONSENT AND ANY PROXY DELIVERED IN CONNECTION HEREWITH TO BAROID AND THE TRUSTEE AS EVIDENCE OF THE UNDERSIGNED'S CONSENT TO THE PROPOSED AMENDMENT.



        SPECIAL PAYMENT INSTRUCTIONS                  SPECIAL DELIVERY
                                                        INSTRUCTIONS
           To be completed ONLY if the
     check for the Consent Payment is              To be completed ONLY if the
     to be issued in the name of             check for the Consent Payment is
     someone OTHER than the registered       to be sent to an address OTHER
     Holder(s) of the Notes.                 than the address of the registered
                                             Holder or, if the box immediately
     Issue check to:                         to the left is filled in, OTHER
                                             than the address appearing
     Name: ____________________________      therein.
           (Please Print)
                                             Deliver check to:
     Address: _________________________

     _________________________               Name: ____________________________
                                                       (Please Print)
     _________________________
           (Include Zip Code)                Address:
                                             ____________________________
     _________________________
     (Tax Identification or Social           ____________________________
     Security Number)                        ____________________________
                                                 (Include Zip Code)

                             IMPORTANT -- READ CAREFULLY

           Registered Holder(s) must execute this Consent exactly as their name(s) appear(s) on the Notes. Authorized DTC Participant(s) must execute this Consent exactly as their name(s) registered with DTC. If Notes to which this Consent relates are held of record by two or more joint registered Holders, all such Holders must sign this Consent. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to Baroid of such person's authority so to act.

                                 SIGN HERE

     _____________________________________________________________

     _____________________________________________________________
                 Signature(s) of Owner(s)


     Dated: _________________________________________________________

     Name(s): _______________________________________________________

      _______________________________________________________________
                                   (Please Print)


     Capacity: ______________________________________________________

     Address: _______________________________________________________
                             (Include Zip Code)


     Area Code and Telephone No. (   )_____________________________


     Tax Identification or Social Security No. ____________________

                              IMPORTANT TAX INFORMATION

           Under current Federal income tax law, a Holder who receives a Consent Payment from Baroid as consideration for such Holder's Accepted Consent (as defined below) may be required by law to provide Baroid with his or her correct taxpayer identification number (e.g., social security number or employer identification number) on Substitute Form W-9. If

     Baroid is not provided with the correct taxpayer identification number by such Holder, that Holder may be subject to a $50 penalty imposed by the Internal Revenue Service ("IRS"). In addition, delivery to such Holder of the Consent Payment may be subject to backup withholding.

           Exempt Holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

           If backup withholding applies, Baroid is required to withhold 31 percent of any Consent Payment made to such Holder. Backup withholding is not additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     Purpose of Substitute Form W-9

           To prevent backup withholding, the Holder should notify Baroid of his or her correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on
   Substitute Form W-9 is correct (or that such Holder is awaiting a taxpayer identification number) and that (1) the Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (2) the IRS has notified the Holder that he or she is no longer subject to backup withholding.

     What Number to Report

           The Holder is required to give Baroid the social security number or employer identification number of the record owner of the Notes.


                          PAYER'S NAME:  Baroid Corporation






 SUBSTITUTE        Part 1--Please provide your Social Security No. TIN in
                   the box at the right ____________   OR _______________
     Form W-9      and certify by signing and          Employer
                   dating below.                       Identification
                                                       Number

     Department of the    Part 2--Please check the box at the right
     Treasury             if you have applied for, and are awaiting receipt
                          of, your TIN ________
     Internal
     Revenue Service      Certification--under penalties of perjury, I
                          certify that:

                        (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

                       (2) I am not subject to backup withholding either because I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has that I am no longer subject to backup withholding.

Payer's
Request for
Taxpayer         Certification instructions--You must cross out item (2) above
Identification   if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup with-holding you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

           SIGNATURE __________________________DATE_________________


     NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
               WITHHOLDING OF 31% OF ANY CONSENT PAYMENT MADE TO YOU.
             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

               CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

     _____________________________        ______________________
                   Signature                      Date

                              INSTRUCTIONS FOR HOLDERS
              FORMING PART OF THE TERMS AND CONDITIONS OF THIS CONSENT

         1. Delivery of this Consent. Subject to the terms and conditions of the Solicitation, a properly completed and duly executed copy of this Consent, a proxy (if applicable) substantially in the form set forth in this Consent and any other documents required by this Consent must be received by the Information Agent at its address or facsimile number (faxes should be confirmed by physical delivery) set forth on the face of this Consent prior to 5:00 P.M., New York time, on ____________________, 1994, unless extended (the "Expiration Date"). The method of delivery of this Consent and all other required documents to the Information Agent is at the election and risk of the Holder and, except as otherwise provided below, delivery will be deemed made only when actually received by the Information Agent. In all cases, sufficient time should be allowed to assure timely delivery. Beneficial owners whose Notes are registered in someone else's name (for example, in the name of The Depository Trust Company ("DTC") or the owner's stockbroker) should ensure that the Consent is forwarded to the Information Agent on a timely basis. NO CONSENT SHOULD BE SENT TO ANY PERSON OTHER THAN THE INFORMATION AGENT.

          2. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Consents and revocations of Consents with respect to the Notes will be resolved in the first instance by Baroid,

    whose determination will be conclusive and binding subject only to such final review as may be prescribed by the Trustee concerning proof of execution and ownership. Baroid reserves the absolute right to reject any and all Consents that are not in proper form or the acceptance of which could, in the opinion of Baroid or its counsel, be unlawful. Baroid also reserves the right, subject to such final review as the Trustee prescribes for proof of execution and ownership, to waive any defects or irregularities as to particular Consents. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as Baroid determines. None of Baroid, any of its affiliates, the Information Agent, the Solicitation Agent, the Trustee or any other person shall be under any duty to give any notification of such defects, irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of such Consents will not be deemed to be made until such irregularities or defects have been cured or waived. Baroid's interpretation of the terms and conditions of the Solicitation shall be conclusive and binding.



           3. Holders Entitled to Consent. Only a registered Holder (or his or her representative or attorney-in-fact acting pursuant to a valid proxy) on the Record Date or a beneficial owner who has complied with the procedures set forth in the next sentence may deliver a Consent. A beneficial owner of a Note who is not the registered Holder of such Note (e.g., a beneficial owner whose Notes are registered in the name of a nominee such as a bank or a brokerage firm) must arrange for the registered Holder either (i) to execute a Consent and deliver it either to the Information Agent on such beneficial owner's behalf or to such beneficial owner for forwarding to the Information Agent by such beneficial owner or (ii) to forward a proxy from the registered Holder authorizing the beneficial owner to execute and deliver a Consent with respect to the Notes on behalf of such registered Holder. A Consent by a registered Holder is a continuing consent notwithstanding that registered ownership of a Note is transferred after the date of this Consent unless the registered Holder on the Record Date revokes such Consent prior to execution of the Supplemental Indenture (the "Effective Time"). For purposes of this Consent Solicitation Statement/Prospectus, the term "record holder" or "registered holder" shall be deemed to include the participants (the "DTC Participants") through which a beneficial owner's notes are held in the Depository Trust Company ("DTC").




           4.    Signatures on this Consent; Proxies.  If this Consent is
   signed by the registered Holder(s) of the Notes with respect to which this

   Consent is given, the signature(s) must correspond with the name(s) as contained on the books of the note register maintained by the Trustee, without any alteration or change whatsoever.

         If any of the Notes with respect to which this Consent is given hereby are owned of record by two or more joint owners, all such owners must sign this Consent. If any Notes with respect to which this Consent is given are held in different names, it will be necessary to complete, sign and submit as many separate copies of this Consent and any necessary accompanying documents as there are names in which Notes are held.

        If this Consent is signed by a person other than the registered Holder, this Consent must be accompanied by a duly executed proxy substantially in the form set forth in this Consent from the registered Holder.

        If this Consent or any proxies are signed by trustees, partners, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and evidence satisfactory to Baroid of their authority so to act must be submitted with this Consent.



         5. Consent Payment Instructions. Upon the terms and subject to the conditions set forth in this Consent and in the Solicitation
   Statement, Baroid agrees to make a Consent Payment to each registered
   Holder as of the Record Date who delivers to Baroid an Accepted Consent
   (as defined below) to the adoption of the Proposed Amendment. The Consent Payment will be made at the rate of $1.00 for each $1,000 principal amount of Notes as to which an Accepted Consent is delivered. The Solicitation will end on the Expiration Date. The Consent Payment will be made only
   (a) to registered Holders as of the Record Date with respect to whose Consents are received prior to the Expiration Date and not revoked prior to the Effective Time, (b) in the event that the registered Holders of at least a majority in aggregate principal amount of the Notes outstanding and not owned by Baroid or any of its Affiliates deliver Accepted
   Consents, and (c) in the event that the Supplemental Indenture is executed thereby effecting the Proposed Amendment. Baroid reserves the right, in its sole discretion, to extend the Expiration Date and to terminate the Solicitation. Registered Holders whose Consents are not received prior to the Expiration Date will NOT be entitled to a Consent Payment.
   NOTWITHSTANDING ANY SUBSEQUENT TRANSFER OF NOTES, ONLY PERSONS WHO ARE
   HOLDERS OF RECORD OF NOTES AS OF THE RECORD DATE AND WHO DELIVER AN
   ACCEPTED CONSENT BY THE EXPIRATION DATE WILL RECEIVE A CONSENT PAYMENT.

   The method of delivery of all documents, including fully executed Consent forms, is at the election and risk of the Holder. An "Accepted Consent" is a properly completed and executed Consent that is (a) timely received by the Information Agent and not thereafter revoked as provided below and in the Solicitation Statement and (b) accepted by Baroid in accordance with the terms and subject to the conditions set forth in this Consent and in the Solicitation Statement. Consent Payments will be made as soon as possible after the satisfaction of all conditions thereto. Please indicate on the face of this Consent to whom such payment should be made.




      6. Revocation of Consent. Notwithstanding a subsequent transfer of Notes, Consents may be revoked prior to the Effective Time only by the Holder who submits a Consent. Any such person may revoke such Consent by delivering written notice of such revocation to the Information Agent at any time prior to the Effective Time. Thereafter, Consents will no longer be revocable. To be valid, any such notice of revocation must indicate the serial number or numbers of the Notes to which it relates and the aggregate principal amount represented by such Notes and must be signed by the registered Holder(s) in the same manner as the original Consent.

        7. Waiver of Conditions. Baroid reserves the absolute right to amend, waive or modify the terms of the Solicitation and the Proposed Amendment, as more fully described in the Solicitation Statement.

       8. Requests for Assistance or Additional Copies. Questions relating to this Consent or the terms and conditions of the Solicitation may be directed to the Solicitation Agent, whose address and telephone number are set forth on the back page of the Solicitation Statement, or to your broker, dealer, commercial bank or trust company. Questions regarding the instructions for completion of the Consent and for additional copies of the Solicitation Statement and this form of Consent may be directed to the Information Agent, whose address and telephone number are set forth on the face of this Consent.

                   FORM OF PROXY WITH RESPECT TO THE SOLICITATION

         The undersigned hereby irrevocably appoints *_______________________ as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver the Consent on which this form of proxy is set forth with respect to the 8% Senior Notes, due 2003 (the "Notes") of Baroid Corporation in accordance with the terms of the Solicitation

   described in the Consent Solicitation Statement/Prospectus dated __________, 1994, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON ____________, 1994. The aggregate principal amount of (and other information regarding) Notes as to which this Proxy given is set forth below.

         Aggregate Principal Amount of               Serial Number(s)
                    Note(s)                   (if held in certificate form)

     ______________________________       ______________________________

     ______________________________       ______________________________

     ______________________________       ______________________________

     ______________________________       ______________________________

     If the Notes are owned by two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If a signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If a signer is a partnership, please sign in partnership name by a duly authorized person.



                                   Signature:  _________________________


                                   Name:  ______________________________

                                   Title:  _____________________________

                                   Dated:  _____________________________


                                   Signature:  _________________________


                                   Name:  _____________________________

                                   Title:  ____________________________

                                   Dated: _____________________________


           ____________________________________
           *Insert name of beneficial owner]